UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2024

Solo Brands, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40979	87-1360865
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Mustang Dr.
Grapevine, TX	76051
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (817)-900-2664

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	DTC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On January 8, 2023, Solo Brands, Inc. (the “Company”) issued a press release with an update to the financial outlook for the full fiscal year of 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in any such filing.

Financial Disclosure Advisory

The preliminary expectations for the full fiscal year 2023 financial results included in the press release are estimates and represent the most current information available to the Company’s management, as financial closing procedures for the fourth quarter and full year ended December 31, 2023 are not yet complete. Actual results will be reported in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and may change as a result of such financial closing procedures, final adjustment, management’s review of results, and other developments that may arise between now and the time our financial closing procedures are finalized.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2024, the Board of Directors of the Company (the “Board”) appointed Mr. Christopher Metz as the Company’s President and Chief Executive Officer, effective as of January 15, 2024 (the “Effective Date”). In addition, as of the Effective Date, the Board appointed Mr. Metz as a Class III director with a term that will expire at the 2024 Annual Meeting of Stockholders of the Company. Mr. Metz succeeds Mr. John Merris, who has mutually separated from the Company as a Director and the President and Chief Executive Officer of the Company, as of the Effective Date. In connection with Mr. Merris’s departure, the Company has entered into a Separation and Release of Claims Agreement (the “Separation Agreement”) with Mr. Merris and expects to pay Mr. Merris severance and benefits in accordance with his employment agreement, as exhibited most recently in the Company’s Annual Report on Form 10-K filed on March 9, 2023.

Prior to joining the Company, Mr. Metz, age 58, served as President and Chief Executive Officer of Vista Outdoor Inc. (NYSE: VSTO), a designer, manufacturer, and marketer of outdoor sports and recreation products from October 2017 to March 2023. Prior to Vista Outdoor Inc., Mr. Metz served as President and Chief Executive Officer of Arctic Cat Inc., a manufacturer of all-terrain vehicles, recreational off-road vehicles and snowmobiles, from December 2014 to March 2017. Mr. Metz currently serves on the board of Central Garden & Pet Company, a producer and distributor of lawn, garden, and pet supplies. Mr. Metz graduated from the University of Delaware with a BS in Business Administration and Management in 1987 and from the University of North Carolina with a Master of Business Administration in 1992. Mr. Metz has been selected to serve as a director based on his extensive experience and proven leadership, strategic decision making, and business performance as well as his experience as a chief executive officer.

In connection with Mr. Metz’s appointment as the Company’s President and Chief Executive Officer, the Company has entered into an employment agreement with Mr. Metz (the “Employment Agreement”). The Employment Agreement provides that Mr. Metz shall receive an annual base salary of $850,000, subject to review annually for possible increases. The Employment Agreement also provides for an annual cash performance-based bonus with a target of 100% of annual base salary and a maximum of 250% of annual base salary. In addition, the Employment Agreement provides for the following equity-based awards pursuant to the Company’s 2021 Incentive Award Plan: an initial grant of 198,000 restricted stock units and 402,000 performance stock units, and a special performance stock unit award of 400,000 performance stock units, subject to various vesting conditions. The Employment Agreement provides certain severance benefits upon termination by the Company without “Cause” or by Mr. Metz for “Good Reason” (as each such term is defined in the Employment Agreement). Mr. Metz will not receive additional compensation for his service on the Board.

Mr. Metz is also expected to enter into the Company’s standard indemnification agreement for directors and officers.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding the Separation Agreement, Employment Agreement and indemnification agreement. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 9, 2023 and our other reports filed with the

SEC. Any such forward-looking statements represent management’s estimates as of the date of this Current Report on Form 8-K. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit

99.1	Press Release issued by Solo Brands, Inc., dated January 8, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Solo Brands, Inc.

Date: January 8, 2024	By:	/s/ Kent Christensen
Kent Christensen
General Counsel